      As filed with the Securities and Exchange Commission on May 3, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                   under the
                             Securities Act of 1933


                              METATEC CORPORATION
             (Exact name of registrant as specified in its charter)


           Florida                                          59-1698890
(State or other jurisdiction of                      (IRS Employer Identifica-
 incorporation or organization)                             tion Number)

                             7001 Metatec Boulevard
                              Dublin, Ohio  43017
              (Address of Principal Executive Offices) (Zip Code)

                              Metatec Corporation
                             1990 Stock Option Plan
                            (Full title of the plan)

                        Jeffrey M. Wilkins, Chairman and
                            Chief Executive Officer
                             7001 Metatec Boulevard
                               Dublin, Ohio 43017
                    (Name and address of agent for service)

                                 (614) 761-2000
        (Telephone number, including area code, of agent for service)

                           CALCULATION OF REGISTRATION FEE
==========================================================================================
                                            Proposed          Proposed
                                            maximum           maximum
                          Amount            offering          aggregate        Amount of
Title of securities       to be             price per         offering       registration
to be registered       registered(1)        share(2)          price(2)           fee
- ------------------------------------------------------------------------------------------
Common Shares, $.10
 par value                500,000            $12.25         $6,125,000           $2,112.07
==========================================================================================

(1) The number of shares being registered represents additional shares authorized under the 1990 Stock Option Plan and not previously registered. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement also includes an indeterminable number of additional shares that may become issuable pursuant to antidilution adjustment provisions of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h)(1) and 457(c) on the basis of the average of the high and low sale prices for the Registrant's Common Shares in the Nasdaq National Market system on April 30, 1996.

                   METATEC CORPORATION 1990 STOCK OPTION PLAN

                             ______________________


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


  The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-84022) filed on May 28, 1992, as amended by the contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-71080) filed on October 29, 1993, and the Registrant's Registration Statement on Form S-8 (Registration No. 33-80170) filed on June 13, 1994, are hereby incorporated by reference in this registration statement.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, State of Ohio, on May 2, 1996.

                                      METATEC CORPORATION


                                      By /s/ Jeffrey M. Wilkins
                                        -------------------------------------
                                        Jeffrey M. Wilkins, Chairman of the
                                        Board and Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Name                        Title                    Date
       ----                        -----                    ----


/s/ Jeffrey M. Wilkins      Chairman of the Board,        May 2, 1996
- ------------------------    Chief Executive Officer
Jeffrey M. Wilkins          (principal executive
                            officer), and Director


/s/ Gregory T. Tillar       President, Chief Operating    May 2, 1996
- ------------------------    Officer, and Director
Gregory T. Tillar


/s/ William H. Largent      Executive Vice President,     May 2, 1996
- ------------------------    Secretary, Treasurer and
William H. Largent          Chief Financial Officer
                            (principal financial officer
                            and principal accounting officer),
                            and Director


A. Grant Bowen*             Director                      May 2, 1996
- ------------------------
A. Grant Bowen

E. David Crockett*          Director                      May 2, 1996
- ------------------------
E. David Crockett

Peter J. Kight*             Director                      May 2, 1996
- ------------------------
Peter J. Kight

Jerry D. Miller*            Director                      May 2, 1996
- ------------------------
Jerry D. Miller

James V. Pickett*           Director                      May 2, 1996
- ------------------------
James V. Pickett

*The undersigned hereby executes this registration statement on behalf of each of the indicated directors of the Registrant pursuant to powers of attorney executed by such directors and filed as an exhibit to this registration statement.

                                                /s/ Jeffrey M. Wilkins
                                                -----------------------------
                                                    Jeffrey M. Wilkins

                                 EXHIBIT INDEX

                                       If Incorporated by reference,
Exhibit                                document with which Exhibit
Number   Exhibits                      was previously filed
- ------   --------                      -----------------------------

4(a)   The Registrant's                Incorporated herein by reference
       Amended and Restated            to Exhibit 3(a) of Amendment No. 2
       Articles of                     to the Registrant's Registration
       Incorporation                   Statement on Form S-1 (File No.
                                       33-60878) filed on June 2, 1993

 (b)   The Registrant's                Incorporated herein by reference to
       Amended and Restated            Exhibit 3(b) to the Registrant's
       By-Laws                         Registration Statement on Form S-1
                                       (File No. 33-60878) filed on
                                       May 9, 1993

 (c)   Form of Share                   Incorporated herein by reference to
       Certificate                     Exhibit 4 of Amendment No. 2 to the
                                       Registrant's Registration Statement on
                                       Form S-1 (File No. 33-60878) filed on
                                       June 2, 1993

 (d)   Metatec Corporation             Incorporated herein by reference to
       1990 Stock Option               Exhibit 4(d) of the Registrant's
       Plan, as amended                Registration Statement on Form S-8
                                       (File No. 33-84022) filed on
                                       May 28, 1992

 (e)   Amendment No. 2 to              Incorporated herein by reference to
       Metatec Corporation             Exhibit 4(d) of the Registrant's
       1990 Stock Option               Registration Statement on Form S-8
       Plan                            (File No. 33-71080) filed on
                                       October 29, 1993

 (f)   Amendment No. 3 to              Incorporated herein by reference to
       Metatec Corporation             Exhibit 4(f) of the Registrant's
       1990 Stock Option               Registration Statement on Form S-8
       Plan                            (File No. 33-80170) filed on June 13,
                                       1994

 (g)   Amendment No. 4 to              Incorporated herein by reference to
       Metatec Corporation             Exhibit 10(h) of the Registrant's
       1990 Stock Option               Annual Report on Form 10-K for the
       Plan                            fiscal year ended December 31, 1995

5      Opinion of Baker & Hostetler    Contained herein

23 (a) Consent of Baker & Hostetler    Contained in Exhibit 5

   (b) Consent of Deloitte             Contained herein
       & Touche LLP

24     Powers of Attorney    Contained herein